  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

|X| Filed by the registrant

|_| Filed by a party other than the Registrant

(Check the appropriate box)

| | Preliminary proxy statement

| | Confidential, for Use of the Commission only(as permitted by Rule 14a-6(e)(2))

|x| Definitive proxy statement

| | Definitive additional materials

| | Soliciting material pursuant to §240.14a-11(c) or §240.14a-12

USChina Channel INC

(Name of Registrant as Specified in Its Charter)

________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

o	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(5)	Total fee paid:

o	Fee paid previously with preliminary materials.

o

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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USChina Channel INC

665 Ellsworth Avenue

New Haven, CT 06511

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 14, 2010

Dear Shareholders:

      You are cordially invited to attend the special meeting of shareholders of USChina Channel Inc., which will be held at 665 Ellsworth Avenue, New Haven, CT 06511, on March 14, 2009, at 10:00 a.m. for the following purposes:

              On March 5, Andrew Chien, Chairman of USChina Channel signed "Business Operating Agreement" ("Agreement") with Ching-Sang Hong, a financial consultant in Taiwan for operating the financial consulting business in Taiwan. Andrew Chien recommended the shareholders to approve:

         1. To establish a subsidiary named USChina Taiwan Inc for the purpose of independently operating the business of financial consulting services in Taiwan, and Mr. Hong will, from USChina Channel Inc, separate USChina Taiwan Inc as a public entity as soon as possible.

    2. To issue 10% of USChina Taiwan Inc common stock to the shareholders of USChina Channel Inc as special dividends. The distribution ratio is 1 for 10. That means one share of USChina Taiwan Inc common stock will issue to the owner of 10 shares of USChina Channel Inc. For every shareholder or per brokerage account, the minimum dividends are 100 shares regardless of how many shares he (she, or the brokerage account) owns.

    3. To elect Ching-Sang Hong as Director of the Board of USChina Taiwan Inc.

     Only shareholders of record at the close of business on March 9, 2010, are entitled to have their votes counted at the special meeting and any adjournments or postponements thereof. USChina Channel Inc will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement by its Board of Directors.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice, which was posted on the Company's website, and sent to shareholders by e-mails. There will be no ordinary mail to deliver the Notice. For the shareholders whose e-mail addresses have not been kept by the Company will be informed by phone calls from the Company. The Company filed 10K with SEC for fiscal year ended June 30, 2009, and 10Q for the quarter ended December 31, 2010. The Form 10-K and 10Q are not incorporated into this Proxy Statement and are not considered proxy-soliciting material. The 10K and 10Q can be found from the SEC website by following links:

Form 10K

http://www.sec.gov/Archives/edgar/data/1367898/000136789809000003/0001367898-09-000003-index.htm

Form 10Q

http://www.sec.gov/Archives/edgar/data/1367898/000136789810000001/0001367898-10-000001-index.htm

     Your shares are counted as present at the meeting if you join the meeting via telecom and vote or if you properly return a proxy by Internet, telephone or mail. In order for USChina Channel Inc to conduct its meeting, a majority of our outstanding shares of common stock as of March 9, 2010 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting, but will have no effect on the outcome of the voting on the Acquisition proposal.

 We request all stockholders entitled to vote, even if planning to attend the special meeting, to vote or submit a proxy by using the E-mail, and the telephone. Please vote your shares through any of these methods. You may revoke your proxy at any time before it is voted. If you attend the meeting and vote in person, your vote will supersede any proxy you may have previously authorized.

Sincerely yours,

/s/ Kin Yuet Li

Kin Yuet Li

Secretary

USCHINA CHANNEL INC

665 Ellsworth Avenue

New Haven, CT 06511

PROXY STATEMENT FOR 2010 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 14, 2010

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of USChina Channel INC (the “Company”), to be voted at the special meeting of the shareholders of the Company, which will be held at 10:00 a.m. on March 14, 2010, at 665 Ellsworth Avenue, New Haven, CT 06511, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the special meeting or by executing another proxy dated as of a later date.

      Shareholders of record at the close of business on March 9, 2009 will be entitled to vote at the meeting on the basis of one vote for each share held. Currently, there are 1,265,456 shares of common stock outstanding, held of record by 42 shareholders.

             1. To establish a subsidiary named USChina Taiwan Inc for the purpose of independently operating the business of financial consulting services in Taiwan, and Mr. Hong will, from USChina Channel Inc, separate USChina Taiwan Inc as a public entity as soon as possible.

      Recently Taiwan's economy is out of recession, and expands by the impulse of increased trades and direct investment with or from China. The financial consulting business expands in Taiwan also. On March 5, Andrew Chien, Chairman of USChina Channel signed "Business Operating Agreement" ("Agreement") with Ching-Sang Hong, a financial consultant in Taiwan for operating the financial consulting business in Taiwan.

      From the consideration of the operating independently, the agreement wanted from USChina Channel Inc to separate USChina Taiwan Inc as a public entity as soon as possible.

Vote Required and Board Recommendation

     The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the proposal.

     The Board of Directors recommends a vote of "yes" for the proposal.

    2. To issue 10% of USChina Taiwan Inc common stock to the shareholders of USChina Channel Inc as special dividends. The distribution ratio is 1 for 10. That means one share of USChina Taiwan Inc common stock will issue to the owner of 10 shares of USChina Channel Inc. For every shareholder or per brokerage account, the minimum dividends are 100 shares regardless of how many shares he (she, or the brokerage account) owns.

Vote Required and Board Recommendation

     The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the proposal.

     The Board of Directors recommends a vote of "yes" for the proposal.

    3. ELECTION OF DIRECTOR AND MANAGEMENT INFORMATION

     The board of Directors of USChina Taiwan Inc will consist of one member: Ching-Sang Hong.

     The Board of USChina Channel Inc recommends that stockholders vote in favor of the election of the following nominee, to serve as director of USChina Taiwan Inc until the next annual meeting of stockholders and until his successor has been duly elected and qualified or until his earlier resignation or removal.

Nominee:

     Ching-Sang Hong, 52, a US citizen, currently most time living in Taiwan, and his Address: 16F-5, No. 78-17, Sec. 2 Zhong Gang Rd. Taichung, Taiwan.

Mobile phone: 886-916-456-210

Business Experience of the Nominee:

     Ching-Sang Hong has over twenty years of international sales and marking experiences for established firm and extensive business and official relationship especially in Taiwan, Korea, Singapore and Mainland China. He is well-traveled professional, presenting a diverse range of business, from hi-tech to general commercial goods.

     Ching-Sang Hong is the president of Yana Ventures Philanthropy Group since October 2007. Since April 2008, he is also the Chief Secretary of Ma-Friend organization, which was organized for the election of President Ma, Ying-Jeou, Republic of China (Taiwan).

     From May 2001 to October 2007, he was hired by Department of Marketing and Sales,

Ford Motor Company, Dearborn, MI 48126 as a Customer Database Production Support Manager.

     Mr Hong got his Bachelor degree of Mechanical Engineering in National Cheng-Kung University, Tainan, Taiwan, in May 1981 and his Master Degree of Computer Science in

University of Texas at El Paso, Texas, in July 1987.

Security Ownership of Certain Beneficial Ownership Management:

     Ching-Sang Hong will own 90% of the out standing shares of common stock in USChina Taiwan Inc.

OTHER MATTERS

      The Company knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the person named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

VOTE YOUR PROXY BY E-MAIL OR BY TELEPHONE!

     YOUR VOTE IS IMPORTANT! It's fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help USChina Channel INC reduce postage and proxy tabulation costs.

Please go to the proxy page of the company's website:

        http://www.uschinachannel.net/index/2010_Shareholders_Meeting

Read the accompanying Proxy Statement.

1. Vote Over the Internet:

    Copy the following vote card, and mark your selection;

    Sign the voter card,

    Send back by e-mail to:

         uschien@uschinachannel.net

2. Vote on the phone:

     Call (203) 844-0809 between 8:00 a.m. and 8:00 p.m. EST Monday to Friday before March 14, 2010.

By Order of the Board of Directors

Proxy Card

Please mark you votes as indicated [ X ]

                                    FOR         AGAINST     ABSTAIN

1.Proposal to establish and

separate USChina Taiwan Inc.        [ _]          [_ ]        [_ ]

                                    FOR         AGAINST     ABSTAIN

2.Proposal to issue 10% of Common

Stock of USChina Taiwan Inc. to     [ _]          [_ ]        [_ ]

shareholders of USChina Channel.

		FOR election of nominee	WITHHOLD vote from nominee
3	.Election of director of USChina Taiwan: Ching-Sang Hong	[_]	[_]

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Number of Representation:____________ Shares owned on March 9, 2010.

Print Name:________________   Print Name of Joint Owner: _______________________

Signature_______________	Signature if held jointly_______________	Dated:_________, 2010

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